UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2024

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Royalty Pharma plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on ten proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”). There were 510,790,642 shares of the Company’s Class A ordinary shares and Class B ordinary shares, voting as a single class, present or represented by proxy at the Annual Meeting, which represented 85.49% of the combined voting power of the Class A ordinary shares and Class B ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A ordinary shares and Class B ordinary shares were entitled to one vote for each share held as of the record date described in the Proxy Statement. The Company’s inspector of election certified the following vote tabulations:

Proposal 1. To elect eight directors, each by separate ordinary resolutions, to the Company’s Board of Directors to serve until the 2025 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Pablo Legorreta	469,574,048	16,360,957	91,560	24,764,077
Henry Fernandez	467,493,605	18,441,850	91,110	24,764,077
Bonnie Bassler, Ph.D.	480,331,728	5,609,040	85,797	24,764,077
Errol De Souza, Ph.D.	468,014,051	17,919,666	92,848	24,764,077
Catherine Engelbert	482,164,279	3,725,318	136,968	24,764,077
David Hodgson	474,265,799	11,668,945	91,821	24,764,077
Ted Love, M.D.	457,219,827	28,488,315	318,423	24,764,077
Gregory Norden	472,819,630	13,114,794	92,141	24,764,077

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
448,091,225	37,716,521	218,819	24,764,077

Proposal 3. To ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm:

For	Against	Abstain
510,538,774	175,866	76,002

There were no broker non-votes on this proposal.

Proposal 4. To approve receipt of the Company’s U.K. statutory accounts together with the Company’s U.K. statutory reports, including the directors’ report, the strategic report, the directors’ remuneration report and the auditors’ report for the fiscal year ended December 31, 2023 (“U.K. Annual Report and Accounts”):

For	Against	Abstain
510,158,489	64,644	567,509

There were no broker non-votes on this proposal.

Proposal 5. To approve, the Company’s U.K. directors’ remuneration policy, included in U.K. directors’ remuneration report contained in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
446,941,633	38,920,774	164,158	24,764,077

Proposal 6. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
448,684,306	37,116,575	225,684	24,764,077

Proposal 7. To re-appoint Ernst & Young Chartered Accountants as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders:

For	Against	Abstain
510,533,472	190,241	66,929

There were no broker non-votes on this proposal.

Proposal 8. To authorize the Board of Directors to determine the remuneration of the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
485,875,260	100,511	50,794	24,764,077

Proposal 9. To authorize the Board of Directors to allot shares:

For	Against	Abstain	Broker Non-Votes
474,984,226	10,910,963	131,376	24,764,077

Proposal 10. To authorize the Board of Directors to allot shares without rights of pre-emption:

For	Against	Abstain	Broker Non-Votes
455,564,249	30,278,595	183,721	24,764,077

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2024

ROYALTY PHARMA PLC

By:	/s/ George Lloyd
George Lloyd Executive Vice President, Investments & Chief Legal Officer